Supplement to the

Fidelity® International Enhanced Index Fund (FIENX), Fidelity Large Cap Core Enhanced Index Fund (FLCEX),
Fidelity Large Cap Growth Enhanced Index Fund (FLGEX), Fidelity Large Cap Value Enhanced Index Fund (FLVEX),
Fidelity Mid Cap Enhanced Index Fund (FMEIX), and Fidelity Small Cap Enhanced Index Fund (FCPEX)
Funds of Fidelity Commonwealth Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2014

As Revised October 1, 2014

Shashi Naik serves as senior portfolio manager of the funds.

The following information supplements information found in the "Management Contracts" section beginning on page 43.

Each fund is managed by Geode, a sub-adviser to each fund. Shashi Naik is assistant portfolio manager of each fund and receives compensation for his services. As of September 30, 2014, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of the portfolio manager's compensation may be deferred based on criteria established by Geode.

The portfolio manager's base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining the portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of the portfolio manager's bonus is linked to each fund's relative pre-tax investment performance measured against the index identified below for the fund. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. The portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Fund	Benchmark Index
Fidelity International Enhanced Index Fund	MSCI EAFE Index (net MA tax)
Fidelity Large Cap Core Enhanced Index Fund	S&P 500 Index
Fidelity Large Cap Growth Enhanced Index Fund	Russell 1000 Growth Index
Fidelity Large Cap Value Enhanced Index Fund	Russell 1000 Value Index
Fidelity Mid Cap Enhanced Index Fund	Russell Midcap Index
Fidelity Small Cap Enhanced Index Fund	Russell 2000 Index

The portfolio manager's compensation plan can give rise to potential conflicts of interest. The manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the funds may outperform the securities selected for each fund.

In addition to managing each fund's investment portfolio, the portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Naik as of September 30, 2014:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	1	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 2,350	$ 655	$ 347
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity International Enhanced Index Fund ($77 (in millions) assets managed), Fidelity Large Cap Core Enhanced Index Fund ($309 (in millions) assets managed), Fidelity Large Cap Growth Enhanced Index Fund ($288 (in millions) assets managed), Fidelity Large Cap Value Enhanced Index Fund ($729 (in millions) assets managed), Fidelity Mid Cap Enhanced Index Fund ($360 (in millions) assets managed), and Fidelity Small Cap Enhanced Index Fund ($384 (in millions) assets managed).

GEIB-14-01  November 5, 2014
1.893855.107

As of September 30, 2014, the dollar range of shares beneficially owned by Mr. Naik was as follows:

Fund	Dollar Range of Shares
Fidelity International Enhanced Index Fund	none
Fidelity Large Cap Core Enhanced Index Fund	none
Fidelity Large Cap Growth Enhanced Index Fund	none
Fidelity Large Cap Value Enhanced Index Fund	none
Fidelity Mid Cap Enhanced Index Fund	none
Fidelity Small Cap Enhanced Index Fund	none